UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 15, 2022	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.10 per share	CMTL	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) On December 15, 2022, Comtech Telecommunications Corp. (the "Company") held its Fiscal 2022 Annual Meeting of Stockholders (the “Annual Meeting”).

(b) At the Annual Meeting, the stockholders of the Company voted on the following proposals as set forth in the Company’s Proxy Statement for the Annual Meeting, with the following results, which were consistent with the recommendations of the Company’s Board of Directors in each case:

Proposal No. 1 - Election of Three Directors.
All nominees for election to the Board of Directors of the Company listed in the Definitive Proxy Statement for the Annual Meeting were elected as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Ken Peterman	25,738,033 or 97.6%	633,000	1,502,148	1,311,193
Wendi B. Carpenter	25,840,120 or 92.8%	2,008,807	24,254	1,311,193
Mark Quinlan	24,574,710 or 88.3%	3,263,504	34,967	1,311,193

Proposal No. 2 - Approval (On an Advisory Basis) of the Compensation of the Named Executive Officers.
The advisory vote on the compensation of Named Executive Officers of the Company was approved at the Annual Meeting by the following votes:

For	Against	Abstain	Broker Non-Votes
17,973,903 or 65.7%	9,368,354	530,924	1,311,193

Proposal No. 3 - Ratification of Appointment of Independent Registered Public Accounting Firm.
The non-binding ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm of the Company for the fiscal year ending July 31, 2023 was approved at the Annual Meeting by the following votes:

For	Against	Abstain	Broker Non-Votes
29,081,503 or 99.7%	96,157	6,714	—

Proposal No. 4 - Approval of the Amended and Restated 2000 Stock Incentive Plan (the "2000 Plan").
The approval to increase the number of shares of our Common Stock available under the 2000 Plan was approved at the Annual Meeting by the following votes:

For	Against	Abstain	Broker Non-Votes
25,360,423 or 91.0%	2,500,131	12,627	1,311,193

Proposal No. 5 - Approval of the Third Amended and Restated Comtech Telecommunications Corp. 2001 Employee Stock Purchase Plan (the "ESPP").
The approval to increase the number of shares of our Common Stock issuable under the ESPP was approved at the Annual Meeting by the following votes:

For	Against	Abstain	Broker Non-Votes
26,352,078 or 94.6%	1,510,502	10,601	1,311,193

(c) Not applicable.
(d) Not applicable.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COMTECH TELECOMMUNICATIONS CORP.
Dated:    December 15, 2022
By:    /s/ Michael A. Bondi
Name:    Michael A. Bondi
Title:    Chief Financial Officer